                           Exhibit 32.2

                     CERTIFICATION PURSUANT TO

                       18 U.S.C. SECTION 1350

                       AS ADOPTED PURSUANT TO

           SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of USChina Channel, Inc. (the

"Company") on Form 10-KSB for the fiscal year ended June 30, 2007, as filed with the Securities and Exchange Commission on the date hereof

(the "Report"), the undersigned, Chief Financial Officer, certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

   1. The report fully complies with the requirements of Section 13(a)

or 15(d) of the Securities Exchange Act of 1934; and

   2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  July 31, 2007                 /s/ Andrew Chien

                                 ----------------------

Andrew Chien, CFO